UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-152002 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

999 Maisonneuve Blvd. West, Suite 750

Montreal, Quebec H3A 3L4

(Address of principal executive offices with Zip Code)

888-351-7004

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Securities Holders

(a)	The Company’s Annual Shareholders’ Meeting was held on November 9, 2015. Proxies for the meeting were solicited pursuant to
Section 14(a) of the Securities Exchange Act of 1934, as amended, and there were no solicitations in opposition to management’s solicitation.
(b)	The voting results for each proposal are described below (there were no broker non-votes):

Election of Directors

Dr. Sami Chaouch	For: 31,398,414	Against: 1,862,380	Withheld: 712,070
Sebastien Cliché	For: 31,398,414	Against: 1,862,380	Withheld: 712,070
Philippe Germain	For: 31,398,414	Against: 1,862,380	Withheld: 712,070

Each Director was re-elected.

Amendment of Articles of Incorporation

1.	Approve the Amendment to the Articles of Incorporation to Increase the Authorized Common Shares having Voting Rights from 100,000,000 to 160,000,000 shares

For: 31,818,770	Against: 2,154,094	Abstain: 0

2.	Approve the Amendment to the Articles of Incorporation to Authorize 40,000,000 Non-Voting Common Shares

For: 31,318,770	Against: 2,154,094	Abstain: 500,000

3.	Approve the Amendment to the Articles of Incorporation to Authorize Issuance of Preferred Shares Having Such Voting Rights As May Be Determined By the Board of Directors

For: 26,410,239	Against: 7,052,625	Abstain: 500,000

4.	Approve the Amendment to the Articles of Incorporation to Permit the Bylaws to be Amended by the Board of Directors

For: 26,583,056	Against: 2,154,094	Abstain: 1,995,714

The Amendment and Restatement of the Company’s Articles of Incorporation was approved.

Advisory Approval of the Company’s Executive Compensation.

For: 30,165,913	Against: 2,154,094	Abstain: 510,000

The shareholders gave advisory approval of the Company’s Executive Compensation.

Advisory Vote on Frequency of Advisory Votes on Executive Compensation

1 Year: 12,689,476	2 Years: 20,000	3 Years: 18,402,864	Abstain: 2,860,524

The shareholders gave advisory approval of a Frequency of Votes on Executive Compensation of 3 years.

Approve the Adoption of the 2015 Equity Incentive Plan.

For: 31,118,770	Against: 2,154,094	Abstain: 700,000

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The Company’s 2015 Equity Incentive Plan was approved by the shareholders.

Ratification of the Consulting Agreements between ROI and Sebastien Cliche, Philippe Germain and Dr. Sami Chaouch.

For: 31,048,770	Against: 2,214,094	Abstain: 710,000

The Consulting Agreements were ratified by the shareholders.

Ratification of the Appointment of Marcum LLP as the Independent Registered Public Accounting Firm for ROI for the Year Ending December 31, 2015.

For: 31,835,436	Against: 82,666	Abstain: 2,054,762

The appointment of Marcum LLP was ratified by the shareholders.

(c)	Not Applicable.
(d)	The Board adopted a three-year period for the frequency of advisory votes on executive compensation.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Form of Amended and Restated Articles of Incorporation (attached as Appendix A to the Company’s Definitive Proxy Statement filed October 20, 2015 and incorporated by reference herein).
10.1	Form of the Company’s 2015 Equity Incentive Plan (attached as Appendix B to the Company’s Definitive Proxy Statement filed October 20, 2015 and incorporated by reference herein).
10.2	Form of Consulting Agreements between the Company and each of Sebastien Cliche, Philippe Germain and Dr. Sami Chaouch (attached as Appendix C to the Company’s Definitive Proxy Statement filed October 20, 2015 and incorporated by reference herein).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2015	ROI LAND INVESTMENTS LTD.

	By:	/s/ Sami Chaouch
Sami Chaouch
Executive Chairman

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